UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 11, 2006


                               VERINT SYSTEMS INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                        0-49790                11-3200514
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

                330 SOUTH SERVICE ROAD, MELVILLE, NEW YORK 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 962-9600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 11, 2006, Verint Systems Inc. (NASDAQ: VRNT) (the "Company" or "Verint") issued a press release, attached to this Current Report on Form 8-K as
Exhibit 99.1, reporting record sales of $92,258,000 for the second quarter of fiscal 2006, ended July 31, 2006, an increase of 23.5% compared with $74,709,000 in sales for the second quarter of fiscal 2005. Verint also reported that its sales increased 5.2% sequentially, compared with $87,736,500 for the first quarter of fiscal 2006.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 2.02 by reference.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 11, 2006, Verint Systems Inc. Verint issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that Verint has notified The Nasdaq Stock Market that it will not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2006 and, accordingly, Verint has received an additional Staff Determination Letter from The Nasdaq Stock Market indicating that the delay in the filing of the Form 10-Q could serve as an additional basis for the delisting of Verint's securities from Nasdaq, under Nasdaq Marketplace Rule 4310(c)(14).

As previously disclosed by Verint, due to the delay in the filing of Verint's Annual Report on Form 10-K for the fiscal year ended January 31, 2006 (the "2005 Form 10-K"), its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 (the "April 30, 2006 Form 10-Q"), as well as Verint's inability to file a Current Report on Form 8-K/A, which would have amended the Current Report on Form 8-K dated January 9, 2006 to include the financial information required by Form 8-K in connection with the January 9, 2006 acquisition by Verint of MultiVision Intelligence Surveillance Limited's networked video security business (the "Form 8-K/A"), Verint had received a Staff Determination Letter from The Nasdaq Stock Market indicating that Verint's securities were subject to delisting, unless Verint requested a hearing before the Nasdaq Listing Qualifications Panel. Verint presented its plan to regain compliance with Nasdaq's filing requirement at an in-person hearing before the Nasdaq Panel and, on June 28, 2006, was granted its request for continued listing on The Nasdaq Stock Market subject to the requirement that the Company file its 2005 Form 10-K by August 18, 2006 and that, by no later than August 25, 2006, it file its April 30, 2006 Form 10-Q and its Form 8-K/A. The Company submitted a request to the Nasdaq Listing Qualifications Panel for an additional extension of the deadline for the Company to regain compliance with the NASDAQ continued listing requirements related to the filing of SEC reports and, on August 18, 2006, was granted an extension to make the required filings by September 25, 2006.

Verint subsequently made a submission to The NASDAQ Listing and Hearing Review Council requesting that the Listing Council grant a stay of the NASDAQ Listing Qualifications Panel's decision which established the September 25, 2006 deadline for the Company to make its necessary filings. The Company also requested an additional 60 day extension from the date of the Listing Council's decision to make the necessary filings.

There can be no assurance that the Listing Council will grant the Company's requested extension or that the Company's securities will remain listed on The NASDAQ Stock Market.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 3.01 by reference.

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Note: Certain statements in this Current Report on Form 8-K concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: potential impact on Verint's financial results as a result of Comverse's creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee's review; the effect of Verint's failure to timely file all required reports under the Securities Exchange Act of 1934, and the resultant potential delisting of Verint's common stock on NASDAQ; the impact of governmental inquiries arising out of or related to option grants; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of Mercom and CM Insight and Verint's other acquisitions, including implementation of adequate internal controls; risks associated with significant foreign operations, including fluctuations in foreign currency exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates; dependence on government contracts; expected increase in Verint's effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements except as otherwise required by law.

ITEM 8.01. OTHER EVENTS.

On September 11, 2006, Verint announced that, as a result of the ongoing review by Comverse relating to Comverse stock option grants, and the uncertainty of the impact of such review on Verint's historical financial statements, Verint has filed a Form 12b-25 with the Securities and Exchange Commission indicating that its Quarterly Report on Form 10-Q for the period ended July 31, 2006 will not be filed on its due date. Verint did not seek a 5-day filing extension because it does not believe it could file the Quarterly Report by the end of the extension period.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished herewith:

99.1 Press release dated September 11, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VERINT SYSTEMS INC.

                                               By:   /s/ PETER FANTE
                                                   -----------------------------
                                               Name:  Peter Fante
                                               Title: General Counsel



                                               Dated: September 15, 2006


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                                  EXHIBIT INDEX


Exhibit No.                                  Description
-----------                                  -----------

   99.1            Press Release of Verint Systems Inc. dated September 11, 2006